UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street
New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On March 14, 2019, American International Group, Inc. (“AIG”) closed the public offering of 20,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of its 5.85% Non-Cumulative Perpetual Preferred Stock, Series A, liquidation preference of $25,000 per share (the “Series A Preferred Stock”). Under the terms of the Series A Preferred Stock, the ability of AIG to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of other stock of AIG that rank junior to the Series A Preferred Stock will be subject to certain restrictions in the event that AIG does not declare and pay (or set aside) dividends on the Series A Preferred Stock for the last preceding dividend period, and the ability of AIG to declare full dividends on any preferred stock that ranks equally with the Series A Preferred Stock will be subject to certain limitations in the event AIG declares partial dividends on the Series A Preferred Stock. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2019, AIG filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series A Preferred Stock. The Certificate of Designations became effective on March 8, 2019, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 7, 2019, AIG entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the public offering of the Depositary Shares. The Underwriting Agreement contains various representations, warranties and agreements by AIG, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to AIG’s registration statement on Form S-3 (File No. 333-223282) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

The Depositary Shares were issued pursuant to a Deposit Agreement (the “Deposit Agreement”), dated March 14, 2019, among AIG, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein. A copy of the Deposit Agreement is attached hereto as Exhibit 4.2 and the form of depositary receipt representing the Depositary Shares is included as Exhibit A of the Deposit Agreement.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for AIG, relating to the legality of the issuance and sale of the Depositary Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. A copy of the opinion of Sullivan & Cromwell LLP as to United States federal income tax considerations relating to the Depositary Shares and Series A Preferred Stock is attached as Exhibit 8.1 to this Current Report on Form 8- K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 7, 2019, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto
3.1	Certificate of Designations of AIG with respect to the Series A Preferred Stock, dated March 8, 2019, filed with the Secretary of State of the State of Delaware and effective March 8, 2019 (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form 8-A, filed March 13, 2019)

4.1	Filed as Exhibit 3.1
4.2	Deposit Agreement, dated March 14, 2019, among AIG and Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein
4.3	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.2)
5.1	Opinion of Sullivan & Cromwell LLP

8.1	Opinion of Sullivan & Cromwell LLP as to United States federal income tax considerations relating to the Depositary Shares and Series A Preferred Stock
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 7, 2019, between AIG. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto

3.1	Certificate of Designations of AIG with respect to the Series A Preferred Stock, dated March 8, 2019, filed with the Secretary of State of the State of Delaware and effective March 8, 2019 (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form 8-A, filed March 13, 2019)

4.1	Filed as Exhibit 3.1

4.2	Deposit Agreement, dated March 14, 2019, among AIG and Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein

4.3	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.2)

5.1	Opinion of Sullivan & Cromwell LLP

8.1	Opinion of Sullivan & Cromwell LLP as to United States federal income tax considerations relating to the Depositary Shares and Series A Preferred Stock

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 14, 2019	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary